                                                                Exhibit 10.12
                                                                -------------
                       EXECUTIVE EMPLOYMENT AGREEMENT

      EXECUTIVE  EMPLOYMENT  AGREEMENT,  dated  as  of  May  14,  2001,  (the
"Agreement")  by and between Medix  Resources,  Inc., a Colorado  corporation with its  principal  offices  located at Suite 301,  7100 E.  Belleview  Ave,
Greenwood  Village,  Colorado.  ("the  Company")  and  Louis  E.  Hyman  (the
"Executive").
      NOW THEREFORE,  in consideration  of the foregoing  premises and mutual covenants herein contained, the parties hereto agree as follows:

      1.    Employment.  The Company  agrees to employ the  Executive and the
Executive  agrees to serve the Company as its Executive Vice President  (EVP)
and Chief Technology Officer (CTO).

      2.    Responsibilities  and  Supervision.  The  Executive  shall devote all of his  business  time and  attention  to the  affairs of the Company and its  affiliated  companies.  The  Executive  shall  be  responsible  for  the
overall   development  and  production  of  software  products,   information
technology  infrastructure and  technology-related  sales support activities, in each case subject to the general  direction,  approval and  supervision of the Company's  President & Chief Executive  Officer and to the  restrictions,
limitations   and   guidelines  set  forth  by  the  Board  of  Directors  in
resolutions  adopted  in the  minutes  of the  Board of  Directors  meetings, copies of which  shall be  provided to the  Executive  from time to time.  In the  performance  of his duties,  the Executive  shall  maintain an office at
180 Tices Lane,  East  Brunswick,  NJ,  08816  and/or as the  President & CEO
directs to optimize  execution of the Executive's job  responsibilities.  The terms  "affiliate of" a company or "affiliated  company" as used herein means any  company  directly  or  indirectly  controlling,  controlled  by or under common  control  with the other  company.  A  presumption  of  control  shall exist for any person  owning or  controlling  10% or more of the  outstanding voting  securities  of a  company,  and  any  officer,  director  or  general partner of a company.

      3.    Term of  Employment.  The  period of the  Executive's  employment underthis  Agreement  shall begin on May 14, 2001 and be for a 2-year  period ending May 14,  2003,  subject  to the  termination  provisions  set forth in
Paragraphs 11, 12, and 13 hereunder.

4. 4.             Duties.   During  the  period of his  employment  hereunder
and except for illness,  specified  vacation periods and reasonable leaves of absence,  the  Executive  shall  devote his best efforts and all his business time,  attention  and skill to the  business  and  affairs of the Company and its  affiliated  companies,  as such  business  and  affairs now exist and as they may be hereinafter  changed or added to, provided,  however,  that, with approval of the Board of Directors of the Company,  the  Executive may serve, on the board of  directors  of, or hold any other  offices or  positions  in, companies  or  organizations  which,  in  such  Board's  judgment,  will  not
present  any   conflict   of  interest   with  the  Company  or  any  of  its
subsidiaries   or  affiliates  or   divisions,   or  materially   affect  the
performance of Executive's  duties  pursuant to this  Agreement;  and further provided  that the outside  business is not a "Business  Opportunity"  of the
Company,  as defined herein.  A Business  Opportunity of the Company shall be a  product,  service,  investment,  venture  or other  opportunity,  which is either:

(a)   Directly  related to or within the scope of the  existing  business  of the Company; or

(b)   Within  the  logical  scope of the  business  of the  Company,  as such scope may be  expanded or altered  from  time-to-time
                        by the Board of Directors.

5. Compensation.  The  Company  shall pay to the  Executive  as  compensation for his  services,  the base  salary  of  $200,000  per  year or such  higher salary as from  time-to-time  may be approved by the  President & CEO and the
Board of  Directors,  payable  bi-weekly  in  accordance  with the  Company's normal payroll  procedures.  The Executive also is eligible to participate in an  executive-level  bonus plan,  the terms and  provisions  of which will be authorized by the Board of Directors.

            As  additional  compensation  hereunder,  upon the  execution  of this  Agreement,  the Company will grant to the Executive  230,000 options to purchase  common stock of the Company under the  Company's  1999 Stock Option
Plan, at an exercise  price that is the closing price of the Company's  stock on the  Executive's  start date,  May 14, 2001.  Such options are intended to be  classified as incentive  stock  options for tax purposes,  and shall vest and  expire  and be subject  to such  other  terms as  provided  on Exhibit A attached  hereto.  Terms of the Stock  Option  grant are set forth in a Stock
Option  Agreement  in the form used  pursuant  to such Plan and  attached  to this agreement.

      6.    Expense   Reimbursement.   The   Company   will   reimburse   the
Executive  for all  reasonable  and  necessary  expenses  incurred  by him in carrying  out his  duties  under  this  Agreement,  including  entertainment, travel and lodging  costs.  The Executive  shall present an itemized  account of such  expenses  in such form as is required  by the  Company's  accounting policies to the Chief Executive Officer or his designate, each month. .

      7.    Medical  Coverage  and Other  Employee  Benefits.  The  Executive
will be eligible to participate in the Company's  current  standard  benefits package,  which  provides  health  insurance with limited  Company  payments, long term disability,  limited sick time accrual, paid holidays,  401(k) Plan participation  when eligible and term life insurance at Executive's  cost, on the same basis as other  Executives  of the Company.  Where  applicable,  the
Executive will be a designated "key" employee.

      8.    Vacation Time.  The Executive  shall be entitled to take four (4)
weeks paid  vacation per  calendar  year.  Such  vacation may not be taken in any greater than  consecutive two (2) week  increments.  Vacation not used by the Executive  during the calendar year will be forfeited.  Compensation  for vacation  time not taken by Executive  shall be paid to the  Executive at the date of termination.

      9.    Obligations of Executive During and After Employment. (a)     The
Executive  agrees  that  during  the  terms  of  his  employment  under  this
Agreement  or while  receiving  compensation  under this  Agreement,  he will engage in no other business activities  directly or indirectly,  which are or may be competitive  with or which might place him in a competing  position to that of the Company, or any affiliated company.

      (b)   The   Executive   realizes   that   during   the  course  of  his
employment,  Executive will have produced  and/or have access to confidential business plans, information,  business opportunity records,  notebooks, data, formula,  specifications,  trade secrets,  customer lists,  account lists and
secret   inventions   and  processes  of  the  Company  and  its   affiliated
companies.  Therefore,  during  his  employment  by  the  Company  or  by  an affiliated  company or while  receiving  compensation  under this  Agreement,
the  Executive   agrees  to  hold  in  confidence  and  not  to  directly  or indirectly  disclose  or use or copy or make  lists of any such  information, except  to the  extent  authorized  by the  Chief  Executive  Officer  of the
Company  in  writing.  All  records,   files,   business  plans,   documents,
equipment  and the  like,  or copies  thereof,  including  copies on  Company computers,  relating to Company's business,  or the business of an affiliated company,  which Executive  shall prepare,  or use, or come into contact with, shall remain the sole property of the Company,  or of an affiliated  company, and shall not be  removed  from the  Company's  or the  affiliated  company's premises  without the written  consent of the Chief  Executive  Officer,  and shall be promptly  returned to the Company  upon  termination  of  employment with the Company and its affiliated  companies.  All equipment,  software and other  materials  provided to the  Executive  by the Company  will remain the property  of the Company  and must be  available  to the Company at all times for  servicing,  security  checks,  and any other  purposes and the Executive agrees to turn such items over to the Company, immediately upon request.

(c)   Because of his  employment by the Company,  Executive  will have access to  trade  secrets  and  confidential  information  about  the  Company,  its business  plan,  its business  opportunities,  and its  expansion  plans into other  geographical  areas  and its  methods  of  doing  business.  Executive agrees  that  for  a  period  of  one  (1)  year  after  termination  of  his employment,  he will not, directly or indirectly  compete with the Company in a business  that is a  "Business  Opportunity"  of the  Company or defined in
Section 4 above.

(d)   The  Executive  further  agrees that after the term of his  employment, he will not  disclose  or make use of any  proprietary  information  owned by the  Company or  necessary  in the  operation  of the  Company's  products or products under development.

(e)   In the event a court of competent  jurisdiction  finds any provision of this  Section 9  to be so  over  broad  as to  be  unenforceable,  then  such provision  shall be  reduced  in scope by the  court,  but only to the extent deemed  necessary  by the  court  to  render  the  provision  reasonable  and enforceable,  it being the Executive's  intention to provide the Company with the broadest protection possible against harmful competition.

(f)   Irreparable  harm should be presumed if any  provision  of this Section
9 is breached in any way.  Damages  would be difficult if not  impossible  to ascertain,  and the  faithful  observance  of all terms of such Section is an essential  condition  of  employment  with  the  Company.  In  light of these
considerations,   Executive   acknowledges   that  a   court   of   competent
jurisdiction  should  immediately  enjoin  any  breach of this  Agreement  by
Executive,  upon the  Company's  request and the Company is released from the
requirement   of  posting  any  bond  in   connection   with   temporary   or
interlocutory  injunctive  relief,  to the extent  permitted by law.  Nothing herein  shall be  construed  as  prohibiting  the Company  from  pursuing any other remedy  available to the Company for such breach or  threatened  breach including, but not limited to, the recovery of damages from the Executive.

10.   Intellectual Property Statement     (a)  Executive   acknowledges  that
he has been an  employee  and  officer of the  Company  and its  predecessors during the development of the software and  intellectual  property  currently owned by the Company,  and Executive makes no claim to any right,  all right,
title  or  interest  (including  patent  rights,  copyrights,   trade  secret
rights,  trademark  rights,  sui  generis  database  rights,  and  all  other intellectual  property  rights of any sort  throughout the world) relating to any and all  inventions  (whether or not  patentable),  works of  authorship, designations,  designs,  know-how, ideas and information made or conceived or reduced  to  practice,  in  whole  or  in  part,  by  Executive  during  such employment by the Company and its  predecessors  that relate to such software and intellectual property.

(b)   Executive  hereby  assigns to the Company any right,  title or interest he may have  (including  patent  rights,  copyrights,  trade  secret  rights, trademark  rights,  sui generis database rights,  and all other  intellectual property  rights of any sort  throughout  the world)  relating to any and all inventions  (whether or not patentable),  works of authorship,  designations, designs,  know-how,  ideas and  information  made or  conceived or reduced to practice,  in  whole or in part,  by  Executive,  (i)  during  the Term  that relate to the  subject  matter  of, or arise out of, the  Services,  (ii) are referred  to in  clause  (a)  above,  or  (iii)  constitute  any  Proprietary
Information  (as  defined  below)  (collectively,   "Inventions").  Executive
will  promptly  disclose  and provide all  Inventions  to Company.  Executive shall  further  assist  Company,  at its  request  and  expense,  to  further evidence,  record  and  perfect  such  assignments  and to  perfect,  obtain,
maintain,   enforce  and  defend  any  rights   assigned.   Executive  hereby
irrevocably   designates   and   appoints   the  Company  as  its  agent  and
attorney-in-fact  to act for and in  Executive's  behalf to execute  and file any  documents  and to do all other  lawfully  permitted  acts to further the foregoing with the same legal force and effect as if executed by Consultant.

(c)   Executive   agrees  that  all  Inventions   and  all  other   business,
customer,   marketing,   technical  and  financial  information   (including,
without  limitation,   the  identity  of  and  information  relating  to  the
Company's  customers  or  employees)  that  Executive  developed,  learned or obtained for or about the Company and its  predecessors  in the past, or that
Executive  develops,  learns or obtains  during  the Term that  relate to the
Company  or the  business  or that  are  received  by or for the  Company  in confidence,  constitute "Proprietary  Information," provided that Proprietary
Information  shall not include  information  in the public domain  through no fault of Executive.  Executive  will hold in confidence  and not disclose or, except in performing  the Services,  use any  Proprietary  Information.  Upon
termination  of  this  Agreement,  and as  otherwise  requested  by  Company,
Executive  will  promptly  return to Company all items and copies  containing
or  embodying  Proprietary  Information,   except  that  Executive  may  keep
personal copies of his compensation records and this Agreement.

(d)   As  additional  protection  for  Proprietary   Information,   Executive
agrees that during the Term and for one year  thereafter,  Executive will not encourage or solicit any employee or  consultant  of Company to leave Company for any  reason.  As  further  protection,  Executive  will not engage in any activity  that is in any way  competitive  with the  business of the Company, and Executive will not assist any other person or  organization  in competing or in preparing to compete with any business of Company.

(e)   If any part of the  Services or  Inventions  is based on,  incorporates or  constitutes  an improvement or derivative of, or cannot be reasonably and fully made, used,  reproduced,  distributed and otherwise  exploited  without using or  violating  technology  or  intellectual  property  rights  owned or licensed by Executive  and not assigned  hereunder,  Executive  hereby grants
the  Company  and  its   successors  a  perpetual,   irrevocable,   worldwide
royalty-free,  non-exclusive,  sub-licensable  right and  license  to exploit and exercise all such  technology  and  intellectual  property  rights in the conduct of its business.

11.   Termination by the Company.

(a)   Termination for Cause by the Company.     During   the  first  year  of
the term of this  Agreement,  there can be no termination of the Executive by
the  Company  except  for   "Termination   for  Cause"  as  outlined   below:
Notwithstanding  anything  herein to the contrary,  the Company may,  without liability,  terminate  the  Executive's  employment  hereunder for cause upon
five  days  written  notice,  and  there  after  the  Company's   obligations
hereunder shall cease and terminate.

      Grounds  for  termination  "for  cause"  shall  be one or  more  of the following:

     (1)  A willful  breach of duty by the  Executive  during  the course of his employment;

     (2)  The conviction of the Executive of a felony;

     (3)  Habitual neglect of duty by the Executive;

     (4)  The  Executive's  material  failure to perform or meet  objective  and measurable  standards set by the President and Chief Executive Officer and agreed upon by the Executive in advance.

      (b)   Termination  Without Cause by the Company.  After the  completion of the initial year of  employment  hereunder,  the Company may terminate the employment  of the  Executive  upon thirty (30) days written  notice  without cause.  In the event of termination  without cause,  the Company will pay the
Executive  six (6)  months  salary as  compensation.  In  addition,  at least three  months  prior to the  expiration  of this  contract,  the Company will either  notify  the  Executive  in  writing  that  the  contract  will not be renewed  or will  commence  good  faith  negotiation  to enter  into a new or modified  contract.  However,  failure  to  renew  the  Executive's  contract shall not be deemed to be "termination without cause" hereunder.

12.   Termination  by the Executive.  The  Executive,  with or without cause, may terminate  this  Agreement  upon 90 days' written  notice to the Company.
In such  event,  the  Executive  shall be  required  to render  the  services required under this Agreement  during such 90-day  period,  unless  otherwise directed  by the  Board of  Directors.  Executive  will be  compensated  only through the final day of his employment.

13.   Termination  Upon  Death  of  Executive.   In  addition  to  any  other
provision  relating to  termination,  this Agreement shall terminate upon the
Executive's  death.  Upon Executive's  death, the Company shall pay in a lump sum,  within  45  days  of the  Executive's  death,  to  such  person  as the
Executive  shall have  designated to the Company as his  beneficiary,  or, if no such person is designated,  to the Executive's  estate, an amount equal to all of the  Executive's  accrued  but unpaid  base  salary,  the value on the
Company's  books of any vested  but unused  vacation  time and  accrued  sick time,  and all  unpaid  expense  reimbursements  at the  time of  Executive's death.

14.   Triggering   Event  Lump  Sum   Compensation.   In  the  event  of  the
occurrence  of a  "Triggering  Event,"  which shall be defined to include (i)
change  in  ownership  of  50%  or  more  of the  outstanding  shares  of the
Company,  or (ii) the merger,  consolidation,  reorganization  or liquidation of the Company  that  results in a change in  ownership of 50% or more in the
direct  or   indirect   ownership   of  the   Company   before  the   merger,
consolidation,  reorganization or liquidation,  the Executive shall receive a lump sum  compensation  equal to his  annual  salary and  incentive  or bonus payments,  if any,  as would  have  been  paid to the  Executive  during  the
Company's  then current  fiscal year (as if the  Executive  had been employed for the full fiscal year),  within 30 days of the  Triggering  Event.  All of
Executive's  granted but unvested  options  shall  immediately  vest upon the occurrence of a Triggering  Event,  and all of the shares  underlying all the options  held by him  shall be  registered  on a Form  S-8 (or any  successor form)  in a  timely  manner  (no  more  than 45 days  after  such  Triggering
Event),  to be sold to his by the Company or its  successor  as  unrestricted and freely tradable  shares.  If Medix has been acquired by another  publicly traded  company,  Medix  shall cause that  company to agree to  exchange  its options to  acquire  such  company's  shares  for the Medix  options,  and to cause  such  shares  to  be  registered  with  the  Securities  and  Exchange
Commission  for  sale in the  public  securities  markets  by the  Executive.
Alternatively,  if Medix has been acquired by a private company,  Medix shall cause such company to offer to purchase the  Executive's  options  granted by
Medix  upon the same  terms  as are  offered  to the  Medix  shareholders  in connection  with such  company's  acquisition  of  control  of Medix.  If the total  amount of the  change of  control  compensation  were to exceed  three times the  Executive's  base salary (the average annual taxable  compensation of the  Executive  for the five years  preceding the year in which the change of control  occurs),  the Company and the  Executive  may agree to reduce the lump sum  compensation  to be  received  by  Executive  in order to avoid the imposition  of the golden  parachute tax as provided in the Tax Reform Act of
1984, as amended by the Tax Reform Act of 1986.

            In the  event  the  Executive  is  required  to hire  counsel  to negotiate on his behalf in connection  with his  termination  or  resignation from the Company upon the  occurrence of a Triggering  Event,  or in order to enforce  his rights and the  obligations  of the  Company as provided in this
Paragraph,  the Company  shall  reimburse  to the  Executive  all  reasonable attorney's  fees  which  may be  expended  by the  Executive  in  seeking  to enforce  the terms  hereof.  Such  reimbursement  shall be paid every 30 days after  the  Executive  provides  copies  of  invoices  from  the  Executive's counsel to the Company.

15.   Indemnification.   The  Company  shall   indemnify  and  hold  harmless
Executive  to  the  fullest  extent  and  in  the  manner  permitted  by  the provisions  of the Colorado  Business  Corporation  Act, as it may be amended from  time to time.  To the  extent  that any of the  Company's  officers  or directors  are  covered  by or  benefit  from  one  or  more  director's  and officer's liability  insurance policies,  the Executive shall also be covered by or benefit from such policy or policies.

16.   Arbitration.  Any  controversy,  dispute  or claim  arising  out of, or relating to this Agreement and/or its interpretation  shall,  unless resolved by  agreement of the parties,  be settled by binding  arbitration  in Denver,
Colorado  in   accordance   with  the  Rules  of  the  American   Arbitration
Association  for  employment  disputes  then  existing.   This  Agreement  to
arbitrate   shall  be   specifically   enforceable   under   the   prevailing
arbitration  laws  of the  State  of  Colorado.  The  award  rendered  by the arbitrators  shall be final and  judgment  may be  entered  upon the award in any court of the State of Colorado  having  jurisdiction  of the  matter.  If any legal  proceeding  and/or  arbitration is brought to enforce or interpret the terms of this Agreement,  each party shall bear its own attorney's  fees,
costs,  and  necessary   disbursements   in  such  legal  proceeding   and/or
arbitration except as otherwise provided herein.

17.   General Provisions.

      (a)   The  Executive's  rights and  obligations  under  this  Agreement shall not be transferable by assignment or otherwise,  nor shall  Executive's rights  be  subject  to  encumbrance  or  to  the  claims  of  the  Company's creditors.  Nothing in this  Agreement  shall  prevent the  consolidation  of the Company,  with or its merger into, any other corporation,  or the sale by the  Company  of  all  or  substantially  all  of  its  property  or  assets.
However,  the rights of the Executive  hereunder shall be enforceable against any successor to the Company,  and the rights of the Company  hereunder shall benefit any successor to the Company.

            (b)   This  Agreement  and the rights of  Executive  with respect to the  obligations  and benefits of  employment  recited in this  Agreement, constitute  the entire  Agreement  between the  parties  hereto in respect of the  employment  of the  Executive by the Company and  supersede  any and all other  agreements  either oral or in writing  between the parties hereto with respect to the employment of the Executive.

            (c)   The  provisions  of this  Agreement  shall be  regarded  as divisible,  and if any of said  provisions  or any part there of are declared invalid or unenforceable by a court of competent  jurisdiction,  the validity and  enforceability  of the  remainder of such  provisions  or parts there of and the applicability there of shall not be affected there by.

            (d)   This  Agreement may not be amended or modified  except by a written instrument executed by Company and Executive.

            (e)   This  Agreement  and the rights and  obligations  hereunder shall be governed by and construed in  accordance  with the laws of the State of Colorado, excluding however, the provisions governing conflicts of laws.

18.   Construction.  Throughout  this  Agreement,  the singular shall include the plural,  and the plural shall  include the  singular,  and the  masculine and neuter shall include the feminine, wherever the context so requires.

19.   Text  to  Control.   The  headings  of  paragraphs   and  sections  are
included  solely for  convenience of reference.  If any conflict  between any heading and the text of this Agreement exists, the text shall control.

20.   Authority.  The  officer  executing  this  Agreement  on  behalf of the
Company has been  empowered  and  directed to do so by the Board of Directors of the Company.

      IN WITNESS  WHEREOF,  the Company and the Executive hereby execute this
Agreement,  as of the date first above  written,  with the full  intention to be mutually bound by the terms hereof.

                              FOR THE COMPANY:
                              MEDIX RESOURCES, INC.

                        By:   /s/John R. Prufeta
                                 John R. Prufeta
                                 President and Chief Executive Officer

                              THE EXECUTIVE:

                        By:  /s/Louis E. Hyman
                                Louis E. Hyman

EXHIBIT A

                              VESTING SCHEDULE FOR OPTIONS

Options covering 230,000 shares of the Company common stock shall be granted to Executive upon the execution of this Employment Agreement, which shall vest as follows: options covering 28,750 shares will vest immediately
(May 14, 2001) and options covering 28,750 shares shall vest on the same date of each third month from the prior vesting date, until all options have vested (which date shall be 21 months from the date of this
Agreement), so long as Executive is still employed by the Company on each of those vesting dates.  However, in order to qualify for the exemption provided by Rule 16b-3, in no case shall Executive transfer or dispose of any option (other than by exercise) or the underlying common stock granted hereunder for a period of six months plus one day from the date of this
Agreement.  The expiration date of all of the options granted hereunder shall be the earlier of five years from the date of this Agreement or 90 days after the Executive leaves the employment of the Company.